UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2005

AJS BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal (State or Other Jurisdiction) of Incorporation)	000-33405 (Commission File No.)	36-4485429 (I.R.S. Employer Identification No.)

14757 South Cicero Avenue, Midlothian, Illinois (Address of Principal Executive Offices)	60445 (Zip Code)

Registrant's telephone number, including area code:  (708) 687-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The Company announced its September 30, 2005 financial results, declaration of dividend and increase to stock repurchase program by release. The press release dated October 19, 2005 is included as an exhibit.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Exhibits.

The following Exhibit is attached as part of this report:

99.1	Press release dated October 19, 2005, announcing the results of operations, dividend declaration, and increase to stock repurchase program for AJS Bancorp, Inc. for September 30, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: October 20, 2005	AJS BANCORP, INC. By: /s/ Lyn G. Rupich Lyn G. Rupich President/Chief Operating Officer